PREFERRED
INCOME
FUND

Quarterly
Report

February 29, 2000

PREFERRED INCOME FUND INCORPORATED

Dear Shareholder:

     In the face of unusually difficult market conditions, the Preferred Income Fund produced a total return of -1.3% on net asset value in the first fiscal quarter ending February 29, 2000. This made us feel like the prizefighter that, after being punched around for twelve rounds, figured he had won because he was hardly bleeding.

     For starters, preferred yields rose over the course of the quarter, causing their prices to decline. The Fund's preferred portfolio actually produced a positive total return after taking income into account. This was a small victory, however, which left us still in need of help from our hedges -- help that we did not get.

     Treasury bonds with longer maturity dates took a very different path during the quarter with yields falling and prices rising. When we hedge the Fund's preferred portfolio, we set ourselves up to benefit from lower Treasury bond prices. Since Treasuries went the other way, the Fund lost money on its hedges. This more than offset the small amount we made on our preferreds.

     Our hedging strategies do not depend on preferreds and Treasuries marching in lockstep, but we do expect that they will both reflect major changes in interest rates over time. It is unusual for them to move in opposite directions as they did in the last fiscal quarter. Precisely because the unusual does occasionally happen, however, we limit the Fund's exposure to the Treasury bond market going against us by hedging with purchased put options (on Treasury bond futures contracts). The potential losses on such purchased puts, even in truly awful markets, is limited to the amount the Fund pays for them.

     Long term Treasury bonds were inspired to go off on their own by the prospect of large buy-backs of such issues in the market funded by anticipated federal budget surpluses. This is hardly new news, but conflicting statements by Treasury officials in January may have led investors to wonder whether the buy-backs would be handled as delicately as previously supposed. Whatever the cause may have been, Treasuries soared thereafter, leaving in the dust other sectors of the fixed income markets, including preferreds. It is ironic that this occurred just as the Y2K bug and the flight to Treasuries caused by it in the last half of 1999 were starting to fade from memory.

     We believe that the recent cross currents have created some bargains. Traditional preferreds eligible for the Dividends Received Deduction available to corporate investors are quite attractive compared to their valuations in recent years. Also, $25 par value hybrid preferreds originally marketed to individual investors have never really recovered from the extremes created by year-end tax loss selling. Our prizefighter is still on his feet and looking for opportunities.

     We   are    getting    lots   of    activity   on   our   new   web   site,
WWW.PREFERREDINCOME.COM. Please check it out and let us know what you think.

                                            Sincerely,

                                            /s/ signature omitted

                                            Robert T. Flaherty
                                            CHAIRMAN OF THE BOARD

March 14, 2000

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
FEBRUARY 29, 2000 (UNAUDITED)
-------------------------------
                                                                 PERCENT
                                                   VALUE         OF TOTAL
                                                  (000's)       NET ASSETS
                                                  -------     ------------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities ................................  $  6,729            3.5%
     Banking ..................................    16,603            8.8
     Financial Services .......................       166            0.1
                                                 --------          -----
         Total Adjustable Rate ................    23,498           12.4
                                                 --------          -----

FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities ................................    50,822           26.7
     Banking ..................................    45,892           24.2
     Financial Services .......................    26,698           14.1
     Insurance ................................    15,673            8.2
     Oil and Gas ..............................    10,977            5.8
     Miscellaneous Industries .................     3,033            1.6
                                                 --------          -----
         Total Fixed Rate .....................   153,095           80.6
                                                 --------          -----

TOTAL PREFERRED STOCKS  AND SECURITIES            176,593           93.0
COMMON STOCKS
     Utilities ................................     3,406            1.8
REPURCHASE AGREEMENT ..........................     8,437            4.4
PURCHASED PUT OPTIONS .........................     1,675            0.9
                                                 --------          -----
TOTAL INVESTMENTS .............................   190,111          100.1
OTHER ASSETS AND LIABILITIES (NET) ............      (112)          (0.1)
                                                 --------          -----
     TOTAL NET ASSETS .........................  $189,999          100.0%
                                                 ========          =====
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                                      DIVIDEND
                        DIVIDEND      NET ASSET        NYSE         REINVESTMENT
                          PAID          VALUE      CLOSING PRICE      PRICE (1)
                        --------      ---------    -------------    ------------
December 31, 1999 ..... $0.5600        $13.74         $12.25           $12.64
January 31, 2000 ......  0.0820         13.65          12.00            12.62
February 29, 2000 .....  0.0820         13.45          12.50            12.49
--------------------
 (1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                                                                         Preferred Income Fund Incorporated
                                                                      STATEMENT OF CHANGES IN NET ASSETS(1)
                                                           THREE MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)
                                                           ------------------------------------------------
OPERATIONS:
     Net investment income ..............................................................     $   3,154,786
     Net realized gain on investments sold ..............................................           473,194
     Net unrealized depreciation of investments during the period .......................        (5,228,679)
                                                                                              -------------
         Net decrease in net assets from operations .....................................        (1,600,699)

DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders .....................          (989,001)
     Distributions paid from net realized capital gains to MMP* Shareholders (3) ........          (151,753)
     Dividends paid from net investment income to Common Stock Shareholders (2) .........        (3,007,976)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3)         (4,115,149)

NET DECREASE IN NET ASSETS: .............................................................        (9,864,578)

NET ASSETS:

     Beginning of period ................................................................       199,863,295
                                                                                              -------------
      End of period .....................................................................     $ 189,998,717
                                                                                              =============
                                                                                    FINANCIAL HIGHLIGHTS(1)
                                                           THREE MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)
                                                      FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                      -----------------------------------------------------
OPERATING PERFORMANCE:
     Net asset value, beginning of period ...............................................     $    14.41
                                                                                              ----------
     Net investment income ..............................................................           0.32
     Net realized gain and unrealized depreciation on investments .......................          (0.47)
                                                                                              ----------
     Net decrease in net asset value resulting from investment operations ...............          (0.15)

DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders .....................          (0.10)
     Distributions paid from net realized capital gains to MMP* Shareholders (3) ........          (0.02)
     Dividends paid from net investment income to Common Stock Shareholders (2) .........          (0.31)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3)           (0.42)
     Change in accumulated undeclared dividends on MMP* .................................           0.04
                                                                                              ----------
     Total distributions ................................................................          (0.81)
                                                                                              ----------
     Net asset value, end of period .....................................................     $    13.45
                                                                                              ==========
     Market value, end of period ........................................................     $    12.50
                                                                                              ==========
     Common shares outstanding, end of period ...........................................      9,838,571
                                                                                              ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income ..............................................................           7.18%**
     Operating expenses .................................................................           1.29%**
SUPPLEMENTAL DATA:
         Portfolio turnover rate ........................................................             17%

-----------------------------------------------------------------------------------------
     Ratio of operating expenses to total average net assets including MMP* .............           0.91%**

(1) These tables summarize the three months ended February 29, 2000 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1999.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred (trademark) Stock.
**  Annualized.

DIRECTORS
    Martin Brody
    Donald F. Crumrine, CFA
    Robert T. Flaherty, CFA
    David Gale
    Morgan Gust
    Robert F. Wulf, CFA

OFFICERS
    Robert T. Flaherty, CFA
       Chairman of the Board
       and President
    Donald F. Crumrine, CFA
       Vice President
       and Secretary
    Robert M. Ettinger, CFA
       Vice President
    Peter C. Stimes, CFA
       Vice President
       and Treasurer

 INVESTMENT ADVISER
    Flaherty & Crumrine Incorporated
       e-mail: flaherty@fin-mail.com
       web site: www.preferredincome.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
    INCOME FUND?
    o If your shares are held in a Brokerage
      Account, contact your Broker.
    o If you have physical possession of your shares
      in certificate form, contact the Fund's Transfer
      Agent & Shareholder Servicing Agent --
              PFPC Inc.
              P.O. Box 1376
              Boston, MA  02104
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.